UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 30, 2009
Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On June 30, 2009, the Registrant completed purchase and exchange transactions involving $13.5 million in principal amount of its 8% senior subordinated notes due 2010 (“Old Notes”) held by Grace Brothers, Ltd. and one of its wholly-owned subsidiaries (collectively, “Grace Brothers”). The terms of the note purchase and note exchange transactions were previously announced by the Registrant on May 14, 2009. The Registrant exchanged $10.0 million of its newly issued 10% senior subordinated notes due 2012 (“New Notes”) for $10.0 Million of its Old Notes held by Grace Brothers and paid accrued interest on the Old Notes exchanged and purchased an additional $3.5 million of the Old Notes for a purchase price of $3.5 million, plus accrued interest.
     The $10.0 million in New Notes were issued June 30, 2009 under an indenture between the Registrant and Wells Fargo Bank, as trustee. The Registrant is obligated to pay interest on the New Notes at 10% per annum on October 1, 2009 and April 1, 2010. The Registrant is further obligated to commence making equal quarterly payments of principal and interest beginning on July 1, 2010 and continuing thereafter on each October 1, January 1, April 1, and July 1 until the New Notes are paid in full on April 1, 2012.
     As a result of these transactions, there were approximately $8.5 million in Registrant’s Old Notes and $10.0 million in Registrant’s New Notes outstanding at June 30, 2009.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.
     The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure
     In connection with the matters described in Items 1.01 and 2.03 above, the Registrant issued a press release on June 30, 2009. The information in this item (including Exhibit 99.1) and the exhibit referenced as Exhibit 99.1 in Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor will such information or exhibit be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
*10.1	Indenture dated as of June 30, 2009 between the Registrant, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as Trustee, for the issuance of the 10% Senior Subordinated Notes due 2012.
*99.1	Press Release dated June 30, 2009 issued by the Registrant.

* Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERLEAF RESORTS, INC.
Dated: June 30, 2009	By:	/s/ ROBERT M. SINNOTT
		Name:	Robert M. Sinnott
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

*10.1	Indenture dated as of June 30, 2009 between the Registrant, the Subsidiary Guarantors and Wells Fargo Bank, National Association, as Trustee, for the issuance of the 10% Senior Subordinated Notes due 2012.
*99.1	Press Release dated June 30, 2009 issued by the Registrant.